Waddell & Reed Advisors Funds

Supplement dated January 31, 2013 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2012

and as supplemented January 2, 2013

The following replaces the third sentence of the “Fees and Expenses” section on pages 3, 7, 11, 15, 19, 23, 27, 31, 35, 39, 44, 48 and 52 of the Waddell & Reed Advisors Equity Funds prospectus:

More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 78 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 85 of the Fund’s statement of additional information (SAI).

Supplement	Prospectus	1